EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William A. Priddy, Jr., Chief Financial Officer and Corporate Vice President of Administration and Secretary of RF Micro Devices, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)    the Annual Report on Form 10-K of the Company for the fiscal year ended March 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/ WILLIAM A. PRIDDY, JR.
William A. Priddy, Jr.
Chief Financial Officer, Corporate Vice
President of Administration and Secretary

May 24, 2013